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SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

                                          June 15, 2001

Dear Shareholder:

We are pleased to present the Semi-Annual Report to shareholders of Schroder All-Asia Fund for the six months ended April 30, 2001.

Asian markets remained volatile over the six-month period, but managed to recover some of the losses sustained in the global equity market slump that occurred late in 2000. As the Federal Reserve began lowering U.S. interest rates in January 2001, interest-sensitive stocks outperformed, buffeted by expectations of additional rate cuts. However, weakness in the technology and telecommunications sectors dragged the markets lower, and uncertainty about the length and depth of the U.S. economic slowdown continued to cloud the outlook for Asian markets.

In Japan, a return to a "zero interest rate policy" gave rise to optimism that the pace of reform may accelerate, but earnings downgrades kept pressure on the equity market. In Hong Kong, telecommunications stocks were hard-hit, but interest-sensitive stocks outperformed as U.S. interest rates fell. Asian emerging markets rallied from oversold levels, as weakening exchange rates and aggressive rate cuts by the Fed buoyed several countries, notably Korea and Taiwan.

Going forward, acceleration in Asian economic activity depends on the speed of recovery of the U.S. economy. We expect lower interest rates to stimulate the U.S. consumer and corporate sectors, but the impact is not likely to be felt until year-end 2001. In Japan, while we believe the economy may dip briefly into recession this year, consumption has held up, and we look for growth averaging 0.5%-1.0% for the year.

This report includes comments from the All-Asia Fund's portfolio managers, performance information, the schedule of investments, and other relevant information regarding the Fund. We encourage you to read the report, and we thank you for making Schroders part of your investment program.

                                          Sincerely,

                                          /s/ Catherine A. Mazza

                                          Catherine A. Mazza
                                          President

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

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SCHRODER ALL-ASIA FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (As of April 30, 2001)

PERFORMANCE

The Schroder All-Asia Fund's Class A shares returned -8.1% for the six months ended April 30, 2001, not including the deduction of maximum applicable sales charges. Assuming the maximum applicable sales charge of 5.25% had been paid, the Fund's return for Class A shares would have been -13.0% for the six-month period. The Fund's benchmark, the 50% MSCI Japan Index/50% MSCI All Country Free ex-Japan Index, returned -9.9% and the MSCI All Country Asia Free ex-Japan Index returned -8.3% over the same period. The Fund placed in the top quartile within the Lipper Pacific Basin Universe, which returned -11.7%.

Stock selection and country weightings both contributed to the Fund's outperformance. In Hong Kong, Japan, Malaysia, and Taiwan, stock selection more than offset poor performance in India, Singapore and Korea. The Fund's overweighted positions in Hong Kong and Korea and its underweighting of Malaysia offset the negative impact of underweighting Japan. These factors contributed to the outperformance by the Fund of both Indicies.

MARKET BACKGROUND

For the six months ended April 30, 2001, Asian markets were volatile. Toward the end of the period, markets began to recover some of the losses sustained during the global sell-off in equity markets at the end of 2000. Sharp declines in the telecommunication and technology sectors dragged the markets lower, as earnings estimates were continually revised downward. Interest rate sensitive stocks outperformed, as the Federal Reserve began lowering U.S. interest rates, and expectations of further cuts drove performance. Oversold technology stocks rallied early in 2001, as the Fed's easing moves were expected to support economic recovery. Uncertainty over the depth and length of the U.S. economic slowdown, however, continued to cloud the investment outlook for Asian markets.

In Japan, the appointment of a new Prime Minister and a return to a "zero interest rate policy" gave rise to optimism that the pace of reform -- both at government and corporate levels -- may accelerate. At the same time, earnings downgrades put pressure on certain sectors, most notably the electrical and banking sectors.

In Hong Kong, telecom stocks were affected by falling global valuations, while interest rate sensitive stocks -- beneficiaries of falling U.S. interest rates -- outperformed, as expectations of a slowdown in the U.S. gathered momentum. Chinese telecom stocks rebounded strongly toward the end of the period, as valuations reached low levels. Economic data in China was mixed, but we expect its relatively insulated economy to continue to show good growth this year. Entry into the World Trade Organization (WTO) should also be a positive factor in the longer term.

Singapore suffered because of its open economy and disappointments over restructuring, especially within the banking sector. Earnings downgrades proliferated, as the Singapore market followed the rest of the region in concerns over the slowdown in the U.S. Valuations reached reasonable levels in the last couple of months of the period, and the Singapore government has begun to put pressure on corporations to restructure. Malaysia was hurt by concerns over corporate governance, politics and the economy. The sustainability of the currency peg and dwindling foreign reserves also caused investor concern.

Emerging markets corrected from oversold levels, as weakening exchange rates and U.S. cuts in interest rates proved positive for Korea and Taiwan. However, despite a positive budget, India underperformed. The combination of political scandals and a payment problem on the Calcutta Exchange dragged the market lower, and questions about the ability of the government to push through reform also weakened performance.

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SCHRODER ALL-ASIA FUND
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PORTFOLIO REVIEW

Within the Fund, we maintained our underweighting of Japan in favor of Hong Kong and Asian emerging markets. In our view, broad restructuring in Japan is still coming too slowly, and isolated instances of change are quickly seized upon. Earnings are likely to come under pressure despite a weaker currency, and even though much of this expectation appears discounted in prices, it seems unlikely that the Japanese market will make much headway until the outlook for global growth improves.

The Fund started a new position in NTT DoCoMo, after share price weakness in February and ahead of its expected inclusion in the MSCI Index. The Fund remained underweighted in the banking sector, but increased its overweight in the electronic equipment and instruments sector, adding to its holding in Murata Manufacturing.

We continued to overweight Hong Kong. That market is likely to benefit not only from further declines in U.S. interest rates, but also from China's relatively strong growth. Entry into the WTO -- probably by year-end -- should act as a longer-term driver, although the risk remains that China's entry could be delayed beyond year-end, as the global slowdown makes a final agreement on reduced tariffs more problematic. On a sector basis, we remained overweighted in interest rate sensitive stocks, but selectively reduced some positions when valuations got ahead of fundamentals, particularly within the residential developers. We added to growth companies, such as Li & Fung, a trading company, as we believed that valuations were starting to discount a very bleak outlook for world growth.

The Fund moved to an underweighted position in Singapore toward the end of the period. We concentrated the Fund's bank positions, favoring DBS Group. Following its purchase of Dao Heng Bank in Hong Kong, we expect that DBS Group will be positive in the long term, strengthening its regional franchise and gaining access to growth in China.

Within the emerging markets we continued to raise the Fund's exposure to Korea and Taiwan. Both markets outperformed toward the end of the period, after bouncing from oversold levels. Technology stocks discounted a lot of bad news from abroad, and the memory chip sector improved as the personal computer markets stabilized. We expect both markets to benefit from any pickup in U.S. growth, with many of the technology companies benefiting from an increased level of outsourcing from Japan.

OUTLOOK

In the short term, uncertainty over the depth and length of the U.S. slowdown will cloud the investment outlook for Asian markets. Acceleration in Asian economic activity depends heavily on a pickup in the U.S. economy. We expect lower interest rates eventually to stimulate the U.S. consumer and corporate sectors, but the impact is now not expected until year-end.

Most of Asia ex-Japan now runs current account surpluses, has flexible exchange rates and a low level of short-term U.S. dollar-denominated debt. Together with low inflation rates, this means monetary policy can remain loose throughout the region.

While we believe that the Japanese economy may briefly dip into recession this year, consumption has not collapsed, and we anticipate growth averaging 0.5%-1.0% for the year. We also see a more concerted effort to deal with the banks' balance sheet problems. At the same time, the Bank of Japan has shifted to a more accommodative stance to facilitate further restructuring.

As evidence of stability in the U.S. economy grows, we will look to position the Fund more aggressively in more economically sensitive companies.

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SCHRODER ALL-ASIA FUND
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The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date this report is first published or any time thereafter. This view is intended to assist shareholders of the Fund in understanding their investment in the Fund and does not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in this report may no longer be held by the Fund and therefore no longer appear in the Schedule of Investments as of April 30, 2001.

PERFORMANCE INFORMATION -- (a)

                                                 ONE YEAR ENDED   FIVE YEARS ENDED    INCEPTION TO
                                                 APRIL 30, 2001    APRIL 30, 2001    APRIL 30, 2001
                                                 --------------   ----------------   --------------

Schroder All-Asia Fund -- Class A Shares.......      -29.49%           -10.01%(b)         -6.47%*

(a) Performance information includes the effect of the 5.25% sales charge.
(b) Average annual total return.
 * Average annual total return from commencement of Fund operations (December 31, 1993)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                               TOP FIVE HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
China Mobile (Hong Kong)              3.9%
Hutchison Whampoa                     3.5
Samsung Electronics                   3.5
Taiwan Semiconductor
  Manufacturing                       2.8
Sun Hung Kai Properties               2.7

                             INVESTMENT BY COUNTRY

------------------------------------------------------

-----------------------------------------------
Japan                                43.6%
Hong Kong                            22.2
Taiwan                                9.5
Korea                                 8.9
Singapore                             5.0
Other                                10.8

LOGO

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SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS - 97.5%
            HONG KONG - 22.2%
   21,000   Cheung Kong (Holdings)         233,588
  154,000   China Merchants Holdings
             International                 111,566
  172,000   China Mobile (Hong
             Kong)(1)                      846,879
  197,000   China Resources
             Enterprise                    290,486
   89,000   CNOOC(1)                        85,588
   46,800   Dah Sing Financial Group       255,033
  176,000   Global Tech (Holdings)         137,659
   32,000   Henderson Land
             Development                   146,891
   35,200   HSBC Holdings                  446,827
   70,900   Hutchison Whampoa              761,364
  114,000   Li & Fung                      215,605
   62,000   Sun Hung Kai Properties        580,331
  310,000   Swire Pacific                  238,492
   40,000   Television Broadcast           202,077
   37,000   Wharf Holdings                  87,293
  208,000   Wheelock                       166,688
                                       -----------
                                         4,806,367
            INDIA - 4.5%
   28,800   Grasim Industries GDR          206,640
   47,700   Gujarat Ambuja Cements
             GDR                           176,490
   34,000   Indian Petrochemicals GDR      110,500
    1,800   Infosys Technologies           143,285
   12,100   ITC GDR                        235,950
   29,000   Mukta Arts(1)                   64,712
    7,500   VisualSoft Technologies         28,932
                                       -----------
                                           966,509
            INDONESIA - 0.4%
   79,000   PT Hanjaya Mandala
             Sampoerna                      84,789
                                       -----------
            JAPAN - 43.6%
    4,000   Banyu Pharmaceutical            73,663
   22,000   Bridgestone                    253,418
    9,000   Chubu-Nippon Broadcasting       66,297
       54   East Japan Railway             300,741
   11,000   Fuji Photo Film                443,437
   13,000   Fujitsu                        178,897

 Shares                                  Value $
 ------                                  -------
            JAPAN - (CONTINUED)
    9,000   Glory                          142,065
    1,000   Hirose Electric                 94,548
   29,000   Hitachi                        281,232
   12,000   Kaneka                         101,412
       37   KDDI                           149,456
      400   Keyence                         87,101
    1,800   Mabuchi Motor                  180,532
   18,000   Matsushita Electric
             Industrial                    300,158
   25,000   Mitsubishi                     188,206
   42,000   Mitsui & Company               240,029
    5,100   Murata Manufacturing           428,939
       85   Nippon Telegraph &
             Telephone                     540,130
      440   Nippon Television Network      141,757
       54   Nippon Unipac(1)               315,166
    8,000   Nomura Securities              169,021
        9   NTT DoCoMo                     185,049
   16,000   Omron                          296,596
   16,000   Ricoh                          299,834
    1,900   Rohm                           335,290
    6,400   Sankyo                         173,036
   14,000   Sekisui House                  120,468
   30,000   Showa Shell Sekiyu             171,692
    6,100   Sony                           456,259
    5,000   Sumitomo Bakelite               46,950
    5,000   Sumitomo Electric
             Industries                     61,845
    6,000   Sumitomo Mitsui Banking         56,049
    8,000   Takeda Chemical
             Industries                    385,963
   43,000   Teijin                         220,682
   32,000   TOC                            178,735
   21,000   Tokio Marine & Fire
             Insurance                     220,990
    7,600   Tokyo Electric Power           181,487
    6,600   Toppan Forms                   111,126
   14,000   Toppan Printing                134,294
   12,400   Toyota Motor                   412,547
       37   West Japan Railway             178,209
    9,000   Yamanouchi Pharmaceutical      249,160
   46,000   Yasuda Fire & Marine
             Insurance                     281,507
                                       -----------
                                         9,433,973

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2001 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            KOREA - 8.9%
   35,000   Good Morning
             Securities(1)                 158,125
    8,000   Hyundai Motor                  125,133
   35,376   Kookmin Bank                   230,245
    5,900   Korea Telecom ADR              170,150
   11,000   LG Electronics                 116,932
    8,138   Samsung Electronics            750,988
   10,000   Shinhan Bank                    88,838
    2,370   SK Telecom ADR                  49,889
    2,320   SK Telecom                     242,494
                                       -----------
                                         1,932,794
            MALAYSIA - 1.5%
   14,600   British American Tobacco
             (Malaysia)                    133,512
   50,000   Digi.com(1)                     69,736
  211,000   IOI                            130,485
                                       -----------
                                           333,733
            PHILIPPINES - 0.8%
    7,440   Philippine Long Distance
             Telephone                      99,875
  521,000   SM Prime Holdings               69,940
                                       -----------
                                           169,815
            SINGAPORE - 5.0%
   16,000   Chartered Semiconductor
             Manufacturing(1)               49,190
   22,758   DBS Group Holdings             198,657
  100,000   Keppel Land                     95,526
   15,000   Overseas Union Bank             58,468
  287,000   Sembcorp Marine                125,262
   17,000   Singapore Airlines             135,328
   99,000   Singapore Exchange              66,308
   15,344   Singapore Press Holdings       176,058
   25,000   United Overseas Bank           166,072
                                       -----------
                                         1,070,869
            TAIWAN - 9.5%
   13,000   Ambit Microsystems              78,600
   51,000   Compal Electronics              86,773

 Shares                                  Value $
 ------                                  -------
            TAIWAN - (CONTINUED)
   93,000   Compeq Manufacturing           181,680
   31,000   Delta Electronics               94,186
   53,000   Elan Microelectronics          128,822
   36,000   Faraday Technology             123,050
   58,000   Hon Hai Precision
             Industry                      170,052
   49,000   Sunplus Technology             167,348
  442,274   Taiwan Semiconductor
             Manufacturing                 611,404
  186,000   United Microelectronics        296,686
  214,000   Winbond Electronics(1)         125,486
                                       -----------
                                         2,064,087
            THAILAND - 1.1%
   13,000   Advanced Info Service          131,696
   45,000   PTT Exploration &
             Production                    103,607
                                       -----------
                                           235,303
            TOTAL COMMON STOCKS (Cost
             $21,736,344)               21,098,239
                                       -----------
            SHORT-TERM INVESTMENT - 1.8%
  380,169   SSgA U.S. Government
             Money Market Fund
             4.586%(2)
             (Cost $380,169)               380,169
                                       -----------
            TOTAL INVESTMENTS
             (Cost
             $22,116,513) - 99.3%       21,478,408
            OTHER ASSETS LESS
             LIABILITIES - 0.7%            151,450
                                       -----------
            TOTAL NET
             ASSETS - 100%             $21,629,858
                                       ===========

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of April 30, 2001.
ADR -- American Depository Receipts
GDR -- Global Depository Receipts

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

ASSETS
  Investments in securities, at value - Note 2..............  $ 21,478,408
  Foreign currency, at value................................       261,543
  Receivable for forward foreign currency contracts sold....         1,366
  Dividends and tax reclaims receivable.....................        67,760
  Interest receivable.......................................           278
  Receivable for securities sold............................       149,380
  Receivable for Fund shares sold...........................        53,799
  Prepaid expenses..........................................        13,869
  Due from Investment Advisor - Note 3......................           516
                                                              ------------
       TOTAL ASSETS.........................................    22,026,919
LIABILITIES
  Payable for securities purchased..........................       221,416
  Payable for forward foreign currency contracts
     purchased..............................................           193
  Payable for Fund shares redeemed..........................        38,350
  Advisory fee payable (Note 3).............................        15,538
  Administration fee payable (Note 3).......................         1,851
  Shareholder servicing fees payable (Note 4)...............        27,253
  Accrued expenses and other liabilities....................        92,460
                                                              ------------
       TOTAL LIABILITIES....................................       397,061
                                                              ------------
       NET ASSETS...........................................  $ 21,629,858
                                                              ============
COMPONENTS OF NET ASSETS
  Capital paid-in...........................................  $109,816,241
  Undistributed (distributions in excess of) net investment
     income.................................................       (99,069)
  Accumulated net realized gain (loss) on investments and
     foreign currency transactions..........................   (87,448,979)
  Net unrealized appreciation (depreciation) on investments
     and foreign currency translations......................      (638,335)
                                                              ------------
       NET ASSETS...........................................  $ 21,629,858
                                                              ============
Class A Shares
  Net asset value and redemption price per share............  $       9.04
  Offering price per share (NAV/(1-Maximum Sales Load)).....  $       9.54
  Maximum Sales Load........................................          5.25%
  Total shares outstanding at end of period.................     2,392,833
Cost of securities..........................................  $ 22,116,513
Cost of foreign currency....................................  $    261,663

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME
  Dividend income...........................................  $   140,380
  Interest income...........................................       12,900
  Foreign taxes withheld....................................      (18,066)
                                                              -----------
       TOTAL INCOME.........................................      135,214
EXPENSES
  Advisory fees - (Note 3)..................................      108,788
  Shareholder servicing fees - (Note 4).....................       30,219
  Administration - (Note 3).................................       12,088
  Subadministration - (Note 3)..............................       13,831
  Custody...................................................       29,841
  Legal and audit fees......................................       12,502
  Printing..................................................       12,397
  Trustees fees.............................................       13,703
  Transfer agency fees......................................       33,987
  Registration fees.........................................        9,032
  Miscellaneous expense.....................................        7,020
  Insurance.................................................        1,934
                                                              -----------

  Total Expenses............................................      285,342
  Expenses borne by Investment Adviser - (Note 3)...........      (49,634)
                                                              -----------
       TOTAL NET EXPENSES...................................      235,708
                                                              -----------
       NET INVESTMENT LOSS..................................     (100,494)
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
  Net realized loss on investments sold(a)..................     (848,131)
  Net realized loss on foreign currency transactions........      (23,241)
                                                              -----------
       NET REALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
        TRANSACTIONS........................................     (871,372)
                                                              -----------
  Change in net unrealized appreciation (depreciation) on
     investments............................................   (1,089,043)
  Change in net unrealized appreciation (depreciation) on
     foreign currency translations..........................       15,065
                                                              -----------
       NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
        ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS....   (1,073,978)
                                                              -----------
NET LOSS....................................................   (1,945,350)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(2,045,844)
                                                              ===========

------------------------
(a) Includes capital gains taxes for sales of Thailand securities in the amount of $599.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE            FOR THE
                                                             SIX MONTHS ENDED      YEAR ENDED
                                                              APRIL 30, 2001    OCTOBER 31, 2000
                                                             ----------------   ----------------
                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
  From Operations
     Net investment loss...................................    $  (100,494)       $   (235,566)
     Net realized gain (loss) on investments and foreign
       currency transactions...............................       (871,372)          5,507,455
     Change in net unrealized depreciation of investments
       and foreign currency translations...................     (1,073,978)         (5,978,687)
                                                               -----------        ------------
     Net decrease in net assets resulting from
       operations..........................................     (2,045,844)           (706,798)
  Distributions to shareholders from
     Net investment income.................................             --                  --
  Capital Share Transactions
     Sales of shares.......................................      5,956,828           1,798,446
     Reinvestment of distributions.........................             --                  --
     Redemptions of shares.................................     (9,787,666)        (18,800,331)
                                                               -----------        ------------
     Net decrease from capital share transactions..........     (3,830,838)        (17,001,885)
                                                               -----------        ------------
     Net decrease in net assets............................     (5,876,682)        (17,708,683)
                                                               -----------        ------------
  Net Assets, Beginning of Period..........................     27,506,540          45,215,223
                                                               -----------        ------------
  Net Assets, End of Period................................    $21,629,858        $ 27,506,540
                                                               ===========        ============
  Undistributed (distributions in excess of) net investment
     income................................................    $   (99,069)       $      1,425
                                                               ===========        ============
  Changes in Fund Shares
     Sales of shares.......................................        622,355             142,795
     Reinvestment of shares................................             --                  --
     Redemptions of shares.................................     (1,020,666)         (1,556,040)
                                                               -----------        ------------
     Net increase (decrease) in shares.....................       (398,311)         (1,413,245)
                                                               ===========        ============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS A SHARES
SELECTED PER SHARE DATA AND RATIOS FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:(a)

                                         FOR THE
                                        SIX MONTHS                      FOR THE YEAR ENDED OCTOBER 31,
                                          ENDED           ----------------------------------------------------------
                                      APRIL 30, 2001       2000         1999        1998          1997        1996
                                      --------------       ----         ----        ----          ----        ----
                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD............................     $  9.85          $ 10.75      $  6.95     $  9.34      $  13.15    $  12.62
INVESTMENT OPERATIONS:(b)
  Net Investment Income (Loss)......       (0.04)           (0.07)       (0.05)       0.02         (0.05)      (0.03)
  Net Realized and Unrealized Gain
    (Loss) on Investments and
    Foreign Currency Transactions...       (0.77)           (0.83)        3.86       (2.57)        (3.66)       0.56
                                         -------          -------      -------     -------      --------    --------
  TOTAL FROM INVESTMENT
    OPERATIONS......................       (0.81)           (0.90)        3.81       (2.55)        (3.71)       0.53
                                         -------          -------      -------     -------      --------    --------
DISTRIBUTIONS FROM
  Net Investment Income.............          --               --        (0.01)         --         (0.09)         --
  Tender offer costs charged to
    paid-in-capital in excess of
    par.............................          --               --           --          --         (0.01)         --
  Redemption Fee....................          --               --           --        0.16            --          --
                                         -------          -------      -------     -------      --------    --------
NET ASSET VALUE, END OF PERIOD......     $  9.04          $  9.85      $ 10.75     $  6.95      $   9.34    $  13.15
                                         =======          =======      =======     =======      ========    ========
MARKET VALUE, END OF PERIOD.........         N/A              N/A          N/A         N/A      $   8.50    $  12.00
                                         =======          =======      =======     =======      ========    ========
TOTAL INVESTMENT RETURN BASED ON:
  Market Value......................         N/A              N/A          N/A         N/A        (28.62)%      7.87%
                                         =======          =======      =======     =======      ========    ========
  Net Asset Value(c)................       (8.13)%(e)(f)    (8.37)%(e)   54.92%(e)  (25.59)%(e)   (28.43)%      4.20%
                                         =======          =======      =======     =======      ========    ========
RATIOS AND SUPPLEMENTARY DATA:
  Net Assets at End of Period
    (000's).........................     $21,630          $27,507      $45,215     $42,787      $150,406    $257,840
RATIOS TO AVERAGE NET ASSETS:(b)
  Expenses including
    reimbursement/waiver of fees....        1.95%(g)         1.82%        1.95%       1.90%         1.78%       1.57%
  Expenses excluding
    reimbursement/waiver of fees....        2.36%(g)         1.82%        2.27%       2.13%         1.78%       1.57%
  Net investment income (loss)
    including reimbursement/waiver
    of fees.........................       (0.83)%(g)       (0.58)%      (0.49)%      0.28%        (0.31)%     (0.19)%
  Portfolio Turnover Rate...........          43%(f)           98%(d)      N/A%(d)     N/A%(d)        39%         35%

(a) The Fund converted from Schroder Asian Growth Fund, Inc., a closed-end fund, on March 20, 1998 (See Note 1). For information prior to March 20, 1998, data refers to shares of Schroder Asian Growth Fund, Inc.
(b) From March 23, 1998 to June 30, 2000, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolios (Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio). Commencing July 1, 2000, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been reduced during the periods shown (See Note 3).
(d) The Fund had invested all of its investable assets in Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio and did not have any direct portfolio turnover for the periods from March 23, 1998 to June 30, 2000. For the periods shown, the portfolio turnover rates of Schroder Asian Growth Fund Portfolio were 73% and 100% and of Schroder Japan Portfolio were 16% and 36% for the fiscal years ended October 31, 1999 and 1998, respectively. For the fiscal year ended October 31, 2000, the rate represents the period from November 1, 1999 through June 30, 2000 during which time the Fund invested in the Portfolios and from July 1, 2000 through October 31, 2000 during which time the Fund held direct investments in a portfolio of securities (See Note 1).
(e) Total returns do not reflect sales charges.
(f) Not annualized.
(g) Annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001 (UNAUDITED)

NOTE 1 -- ORGANIZATION

Schroder Series Trust II (the "Trust") was organized as a Delaware business trust on December 5, 1997. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"), currently has one investment portfolio, the Schroder All-Asia Fund (the "Fund"). The Fund is a non-diversified portfolio that was converted, as of March 20, 1998, from Schroder Asian Growth Fund, Inc., a closed-end fund that commenced operations on December 30, 1993. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Class A Shares of beneficial interest without par value.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sales price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price"), or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less, are valued at amortized cost, which approximates market value unless Schroder Investment Management North America Inc. ("SIMNA"), the Fund's investment adviser, believes another valuation is more appropriate. Prices used for valuation generally are provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees ("Trustees").

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is the Trust's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on certain foreign countries are accrued on realized gains and unrealized appreciation.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date except that certain foreign dividends are recorded as the Trust is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. All of the expenses of the Trust are attributable to the Fund, the only Portfolio in the Trust.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES: It is the policy of the Trust for the Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including capital gains, for the fiscal year. In addition, as a result of distributing substantially all of its net investment income during each calendar year, capital gains and certain other amounts, if any, the Fund will not be subject to a federal excise tax.

As of October 31, 2000, the Fund had a net tax basis capital loss carryforward for federal income tax purposes that may be applied against future taxable gains until its expiration as follows:

    AMOUNT              EXPIRING
    ------              --------
  $21,715,703          10/31/2004


   64,861,903          10/31/2006

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for losses deferred due to wash sales, passive foreign investment companies, tax treatment of foreign currency and excise tax regulations.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

The Fund may enter into transactions to purchase or sell forward foreign currencies to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

NOTE 3 -- INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Trust has entered into an investment advisory agreement with SIMNA. Under this agreement, SIMNA provides investment management services and is entitled to receive its services compensation payable monthly at an annual rate of 0.90% of the Fund's average daily net assets.

The administrator of the Trust is Schroder Fund Advisors Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.10% of the Fund's average daily net assets. In addition, the Fund has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under the Agreement, the Fund, together with other mutual funds managed by SIMNA and certain related entities, pays fees to State Street based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates:
0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements.

In order to limit the Fund's expenses, SIMNA and Schroder Advisors have voluntarily agreed to reduce their compensation (and, if necessary, to pay certain expenses of the Fund) to the extent that the Fund's net expenses attributable to Class A shares exceed 1.95% of the Fund's average daily net assets attributable to such shares.

For the period ended April 30, 2001 Schroder Advisors retained sales commissions in the amount of $4,734.

NOTE 4 -- SHAREHOLDER SERVICING PLAN

The Fund adopted a Shareholder Service Plan (the "Plan") for the Class A Shares under which Schroder Advisors, or other shareholder servicing organizations, provide administrative support services to shareholders of the Fund's Class A Shares. For providing for, or arranging for, the provision of those shareholder services, Schroder Advisors receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class A Shares. Schroder Advisors may pay shareholder servicing organizations for those services at an annual rate of up to 0.25%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
APRIL 30, 2001 (UNAUDITED)

NOTE 5 -- TRUSTEES' FEES

The Trust pays no compensation to Trustees who are interested persons of the Trust, SIMNA or Schroder Advisors. For their services as Trustees of Schroder Series Trust II, trustees who are not interested persons of the Trust, SIMNA or Schroder Advisors receive an annual retainer of $9,500 and $2,375 per meeting attended.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of investments, excluding short-term securities for the six months ended April 30, 2001 were $10,254,538 and $13,773,883, respectively.

At April 30, 2001 the identified cost for federal income tax purposes of investments owned by the Fund was $22,116,513, with a net unrealized depreciation of $638,105. Gross unrealized appreciation and depreciation were $2,197,394 and $2,835,499, respectively.

NOTE 7 -- CONCENTRATION OF RISK

The Fund's investments in companies domiciled in Asian countries, including countries with limited or developing markets, may cause the Fund to be more susceptible to political, social and economic events adversely affecting the Asian countries in which it invests than portfolios not so concentrated in a single region.

NOTE 8 -- BENEFICIAL INTEREST

As of April 30, 2001 the Fund had 3 shareholders each owning beneficially or of record more than 5% of the Fund, totaling 46.94% of the Fund's outstanding Class A shares.

NOTE 9 -- LINE OF CREDIT

The Trust and other Schroder Funds managed by SIMNA (the "Participants"), share in a $30 million unsecured revolving credit facility with State Street for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of 0.10%, which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the federal funds rate plus 0.50% at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. For the six months ended April 30, 2001, the Trust had no borrowings against the line of credit.

--------------------------------------------------------------------------------

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

INVESTMENT ADVISER

Schroder Investment Management
  North America Inc.
787 Seventh Avenue, 34th floor
New York, NY 10019

TRUSTEES

Sharon L. Haugh, Chairman
Catherine A. Mazza, Vice Chairman
Peter I. Guernsey
John I. Howell
William L. Means

ADMINISTRATOR & DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

CUSTODIAN

State Street Bank and Trust Company

TRANSFER & SHAREHOLDER SERVICING AGENT

Boston Financial Data Services, Inc.

COUNSEL

Ropes & Gray

The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust.

Schroder All-Asia Fund
P.O. Box 8507
Boston, MA 02266
800-464-3108
SAAF0601SAR

         [Schroders LOGO]

                         -------------------------------------------------------
              Schroder
              All-Asia
              Fund

              SEMI-ANNUAL REPORT

                                        April 30, 2001

                                         (Unaudited)

                                   Schroder Series Trust II